KRANESHARES TRUST

KraneShares China Internet and Covered Call Strategy ETF

(the “Fund”)

Supplement dated December 5, 2024 to the currently effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2024.

Change in Distribution Policy

Effective January 1, 2025, the following changes are made to the Prospectus and Statement of Additional Information of the Fund:

1.	The following paragraph is added after the third paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus and after the third paragraph of the “Additional Information About the Funds - KraneShares China Internet and Covered Call Strategy ETF (“KLIP”)” section of the Fund’s Statutory Prospectus:

The Fund currently intends to distribute on a monthly basis its option premium income so that the Fund’s monthly distribution percentage does not exceed 2% of net asset value. The Fund’s distribution in December may exceed this amount in order for the Fund to continue to qualify as a regulated investment company.

2.	The following replaces “Option Income Risk” in the “Principal Risks” section of the Fund’s Prospectus and the “Investment Risks” section of the Fund’s Statutory Prospectus:

Option Income Risk. The Fund generates option premium income generated from the sale of covered call options (“option income”). This option income generally is classified as a return of capital for financial accounting purposes, which is how such income is required to be reported on the 19(a) notices that the Fund is required to issue after its monthly distributions. However, the 19(a) notices do not reflect the tax character of the option income, which is determined after the end of the calendar year. The option income for tax purposes is likely to be considered taxable investment income and may not reduce your tax basis in your shares of the Fund when distributed. The Fund currently intends to distribute on a monthly basis its option income so that the Fund’s monthly distribution percentage does not exceed 2% of net asset value. The Fund’s distribution in December may exceed this amount in order for the Fund to continue to qualify as a regulated investment company.

3.	The following is added after the “Dividends and Distributions” section of the Fund’s Statutory Prospectus and after the first paragraph of the “Dividends and Distributions” section of the Fund’s Statement of Additional Information:

KraneShares China Internet and Covered Call Strategy ETF currently intends to distribute on a monthly basis its option premium income so that the Fund’s monthly distribution percentage does not exceed 2% of net asset value. The Fund’s distribution in December may exceed this amount in order for the Fund to continue to qualify as a regulated investment company.

Reverse Share Split

The Board of Trustees of the KraneShares Trust (“Trust”) has approved, based on the recommendation of Krane Funds Advisors, LLC, the investment adviser to the Fund, a reverse split of the issued and outstanding shares of the Fund.

After the close of the markets on December 31, 2024, the Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
KraneShares China Internet and Covered Call Strategy ETF	1:3	66%

As a result of this reverse split, every three shares of the Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately three times higher for the Fund. Shares of the Fund will begin trading on the NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on January 2, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one for three reverse split anticipated for the Fund, as applicable and described above:

1 for 3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Hypothetical Market Value
Pre-Split	120	$10	$1,200
Post-Split	40	$30	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption. A shareholder’s aggregate tax basis in post-transaction shares will include the tax basis of the pre-transaction shares, less the basis in any redeemed fractional shares.

“Odd Lot” Unit

Also as a result of the reverse split, the Fund may have outstanding one aggregation of less than 25,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide an authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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